UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

CARDIFF INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(844) 628-2100

(Registrant's telephone number, including area code)

_________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, “Registrant,” “Company,” “our company,” “us,” and “our” refer to Cardiff International, Inc., unless the context requires otherwise.

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of previous independent registered public accounting firm: On May 25, 2017 the Registrant dismissed KLJ & Associates, as its independent registered public accounting firm. None of the reports of KLJ & Associates, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements in its Forms 10-K for the fiscal years ended December 31, 2016 and 2015, contained a going concern qualification in the registrant's audited financial statements. During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with KLJ & Associates, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KLJ & Associates, satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant’s financial statements. The registrant had requested that KLJ & Associates, furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

Engagement of new independent registered public accounting firm: On May 25, 2017 the Registrant engaged D. Brooks & Associates CPA’s, P.A. as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted D. Brooks & Associates CPA’s, P.A. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B. The decision to change independent registered accountants was approved by the Company’s Board of Directors, as the Company has no audit committee.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

16.1. Letter from KLF & Associates, LLP dated May 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardiff International, Inc.

By:        /s/ Daniel Thompson

              Daniel Thompson

Title:     Chairman

Dated: 05/25/17